                                                                  EXHIBIT 10.24

NATIONSBANK-Registered Trademark-


                                PROMISSORY NOTE

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  Principal           Loan Date        Maturity       Loan No.        Call      Collateral      Account      Officer       Initials
$2,800,000.00        03-30-2000       03-30-2005     0004296542                                               K44
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References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
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
Borrower:   Regeneration Technologies, Inc.        Lender:   Bank of America, N.A.
            1 Innovation Drive                               dba NationsBank, N.A.
            Alachua, FL 32615                                P.O. Box 40329
                                                             Jacksonville, FL 32203-0329
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Principal Amount: $2,800,000.00                   Date of Note:  March 30, 2000

PROMISE TO PAY. Regeneration Technologies, Inc. ("Borrower") promises to pay to Bank of America, N.A. ("Lender"), or order, in lawful money of the United
States of America, the principal amount of Two Million Eight Hundred Thousand
& 00/100 Dollars ($2,800,000.00), together with interest on the unpaid principal balance from March 30, 2000, until paid in full. The interest rate will not increase above 18.000%.

PAYMENT. Subject to any payment changes resulting from changes in the Index, Borrower will pay this loan in accordance with the following payment schedule:

        59 consecutive monthly interest payments, beginning April 30, 2000, with interest calculated on the unpaid principal balances at an interest rate of 1.500 percentage points over the Index described below; 59 consecutive monthly principal payments of $11,666.66 each, beginning April 30, 2000, with interest calculated on the unpaid principal balances at an interest rate of
      1.500 percentage points over the Index described below; and 1 principal and interest payment in the initial amount of $2,125,095.50 on March 30, 2005, with interest calculated on the unpaid principal balances at an interest rate of 1.500 percentage points over the Index described below. This estimated final payment is based on the assumption that all payments will be made exactly as scheduled and that the Index does not change; the actual final payment will be for all principal and accrued interest not yet paid, together with any other unpaid amounts under this Note.

The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay
Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to any unpaid interest, and any remaining amount to principal.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the "Wall
Street Journal LIBOR Rate" which is a fluctuating rate of interest equal to the 1 month London interbank offered rate as published in the "Money Rates" section of The Wall Street Journal on the immediately preceding business day as adjusted from time to time in Lender's sole discretion for then applicable reserve requirements, deposit insurance assessment rates and other regulatory costs (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute Index after notice to Borrower.
Lender will tell Borrower the currently Index rate upon Borrower's request.
Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each date of such change in the Index. THE INDEX CURRENTLY IS 6.131% PER ANNUM. THE
INTEREST RATE OR RATES TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS
NOTE WILL BE THE RATE OR RATES SET FORTH ABOVE IN THE "PAYMENT" SECTION.
NOTWITHSTANDING ANY OTHER PROVISION OF THIS NOTE, THE VARIABLE INTEREST RATE
OR RATE PROVIDED FOR IN THIS NOTE WILL BE SUBJECT TO THE FOLLOWING MAXIMUM
RATE. NOTICE: Under no circumstances will the effective rate of interest on this Note be more than (except for any higher default rate shown below) the lesser of 18.000% per annum or the maximum rate allowed by applicable law.
Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (a) increase Borrower's payments to ensure
Borrower's loan will pay off by its original final maturity date, (b) increase Borrower's payments to cover accruing interest, (c) increase the number of Borrower's payments, and (d) continue Borrower' payments at the same amount and increase Borrower's final payment.

PREPAYMENT. Borrower may pay all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due and may result in Borrower making fewer payments.

LATE CHARGE. If a payment is 15 DAYS OR MORE LATE, Borrower will be charged
4.000% OF THE UNPAID PORTION OF THE REGULARLY SCHEDULED PAYMENT.

DEFAULT. Borrower will be in default if any of the following happens:
(a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (e) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (f) any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (g) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired. (h) LENDER IN GOOD FAITH DEEMS ITSELF INSECURE.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable laws, increase the variable interest rate on this Note to 25.000% per annum, if and to the extent that the increase does not cause the interest rate to exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender the amount of these costs and expenses, which includes, subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. THIS NOTE
HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF FLORIDA.
IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE
JURISDICTION OF THE COURTS OF ANY COUNTY, THE STATE OF FLORIDA. THIS NOTE
SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE
OF FLORIDA.

RIGHT OF SETOFF. Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to


03-30-2000                          PROMISSORY NOTE                      Page 2
                                      (Continued)

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Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts, and, at Lender' option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided on this paragraph.

ARBITRATION. Any claim or controversy ("Claim") between the parties, whether arising in contract or tort or by statute including, but not limited to, Claims resulting from or relating to this Agreement shall, upon the request of either party, be resolved by arbitration in accordance with the Federal Arbitration Act (Title 9, US Code). Arbitration proceedings will be conducted in accordance with the rules for arbitration of financial services disputes of J.A.M.S./Endispute. The arbitration shall be conducted in any state where real or personal property collateral for the credit is located or if there is no collateral, in the state of any Borrower's domicile at the time of the execution of this Agreement or at the commencement of any arbitration proceeding. The arbitration hearing shall commence within 90 days of the demand for arbitration and close within 90 days of commencement, and any award, which may include legal fees, shall be issued (with a brief written statement of the reasons therefore) within 30 days of the close of hearing. Any dispute concerning whether a claim is arbitrable or barred by the statute of limitations shall be determined by the arbitrator. This arbitration provision is not intended to limit the right of any party to exercise self-help remedies, to seek and obtain interim or provisional relief of any kind or to initiate judicial or non-judicial foreclosure against any real or personal property collateral.

NOTICE OF FINAL AGREEMENT. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

SWAP AGREEMENT. Borrower and Lender have entered into that certain international SWAP Dealers Association, Inc. Master Agreement, dated
March 20, 2000 (together with all exhibits, schedules and addenda attached thereto the "SWAP Agreement"), which accomplishes an interest rate swap for the interest payments due under this Note; however Borrower hereby acknowledges that at all times Borrower is obligated to perform all covenants in this Note and other loan documents, irrespective of the terms of the SWAP Agreement. Borrower hereby acknowledges that the SWAP Agreement does not alter Borrower's obligations pursuant to this Note.

FINANCIAL COVENANTS. An exhibit, titled "FINANCIAL COVENANTS," is attached to this Note and by this reference is made a part of this Note just as if all the provisions, terms and conditions of the Exhibit had been fully set forth in this Note.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Florida (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone.
All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

Regeneration Technologies, Inc.

By:  /s/ JAMIE M. GROOMS
    ---------------------------------
     Jamie M. Grooms, President

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                         FLORIDA DOCUMENTARY TAX

FLORIDA DOCUMENTARY TAX IN THE AMOUNT REQUIRED BY LAW HAS BEEN PAID WITH RESPECT TO THIS NOTE, AND PROPER STAMPS HAVE BEEN AFFIXED TO THE MORTGAGE SECURING THIS NOTE.

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